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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: January 13, 1997
              Date of earliest event reported: December 27, 1996





                      	CHADMOORE WIRELESS GROUP, INC.
           	(Exact name of registrant as specified in its charter)




         	Colorado                 	0-20999                   	84-1058165
	(State or other jurisdiction    	(Commission                	(IRS Employer
	of incorporation)                	File Number)           	Identification No.)



  	4720 Polaris Street, Las Vegas, Nevada                  				   89103
 	(Address of principal executive offices)				                  (Zip Code)



Registrant's telephone number, including area code:   		     (702) 891-5255



        (Former name or former address, if changed since last report.)



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Item 7.  Financial Statements and Exhibits

        (a) Financial Statements

           	None.

        (b) Exhibits

Exhibit Number and Brief Description

2.1    	Agreement and Plan of Reorganization dated February 2, 1995, by and between Registrant (f/k/a CapVest Internationale, Ltd.) and Chadmoore
        Communications, Inc. 2.2	Addendum to the Agreement and Plan of
        Reorganization, dated February 21, 1995, by and between Registrant
        (f/k/a CapVest Internationale, Ltd.) and Chadmoore Communications, Inc.1
2.3	    Addendum No. 2 to the Agreement and Plan of Reorganization, dated March
        31, 1995, by and between Registrant (f/k/a CapVest Internationale, Ltd.)
        and Chadmoore Communications, Inc.1

4.1	    Form of Warrant Certificate, together with the Terms of Warrants2
4.2	    Registration Rights Agreement3
4.3	    Certificate of Designation of Rights and Preferences of Series A
        Convertible Preferred Stock of Registrant4

17.1 	  Resignation of David J. Chadwick dated April 30, 1996

99.1	   Item 9, subparagraph (a), of Registrant's Current Report on Form 8-K filed on December 31, 1996, is incorporated by reference
99.2	   Item 5 of Registrant's Current Report on Form 8-K filed on July 11,
        1996, is incorporated by reference





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Item 9. Sales of Equity Securities Pursuant to Regulation S

        The following information is provided pursuant to the Securities and Exchange Commission ("SEC") Division of Corporation Finance's interpretation of the new disclosure requirements set forth in SEC Release No. 34-37801
(the "Release"), which was adopted on October 10, 1996, published in the Federal Register on October 18, 1996, and effective on November 18, 1996. Since December 27, 1996, the Registrant issued shares of its common stock pursuant to Regulation S upon conversion of debentures described below.

      	(a)	On September 9, 1996, Registrant concluded a sale to one purchaser made in accordance with Regulation S ("Regulation S") of the Securities Act of 1933, as amended. Registrant sold $3,000,000, in aggregate principal amount, of 8% Convertible Debentures due September 6, 1998
(the "Debenture(s)"), through a Distributor, World Capital Funding, Inc. The offering, the terms of the Debenture(s) and the terms of conversion are described in Registrant's Current Report on Form 8-K filed with the SEC on December 31, 1996. Item 9, subparagraph (a) of the Current Report filed
December 31, 1996, is incorporated by reference herein.

         		On December 27, 1996, the Debentureholder converted $250,000 in principal amount, plus accrued interest, at the conversion rate of $1.105625 per share and was issued 226,116 and 5,628 shares of the Registrant's common stock for principal and interest, respectively.  On January 7, 1997, the
Debentureholder converted $250,000 in principal amount, plus accrued interest, at the conversion rate of $1.10195 per share and was issued 245,211 and 6,611 shares of the Registrant's common stock for principal and interest, respectively.

      	(b) On July 5, 1996, Registrant concluded a private placement conducted in accordance with Regulation S ("Regulation S") of the Securities Act of 1933, as amended. Registrant sold $5,000,000, in aggregate principal amount, of 8% Convertible Notes due June 5, 1999 (the "Note(s)"), through a Distributor, First Bermuda Securities Limited. The offering is described in Registrant's Current Report on Form 8-K filed with the SEC on July 11, 1996 (the "Report").
Item 5 of the Current Report filed July 11, 1996, is incorporated by reference herein. Under the terms of the Note(s), Registrant is required to pay interest on the principal sum outstanding from time to time, semi-annually in arrears on December 5th and June 5th, at the rate of 8% per annum accruing from date of issuance. The Note(s) were issued in denominations of $100,000. After expiration of the 40-day restricted period imposed by Regulation S until maturity, the holder of the Note(s) is entitled to convert one-third of the combined principal amount of the Note(s) owned by it and accrued interest into shares of common stock of the Registrant. The remaining two-thirds of the original combined principal amount of the Note(s) and accrued interest is convertible into common stock sixty-one (61) days after the sale of the Note(s) (the "Closing Date") (i.e., one-third of the original aggregate principal amount), and eighty-one (81) days after the Closing Date (i.e., one-third of the original aggregate principal amount), respectively, at a conversion price for each share of common stock equal to the lessor of (i) the average closing bid price of the common stock for the five (5) trading days immediately preceding the Closing Date, or (ii) seventy-two and one-half percent (72-1/2%) of the average closing bid price for the five (5) trading days immediately preceding the conversion date. The Note(s) define "closing bid price" of the common stock as the closing bid price as reported by the National
Association of Securities Dealers Electronic Bulletin Board.

         		On January 8, 1997, the Noteholder converted $100,000 in principal amount, plus accrued interest, at the conversion rate of $1.0422 per share and was issued 95,950 and 4,648 shares of the Registrant's common stock for principal and interest, respectively.





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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CHADMOORE WIRELESS GROUP, INC.


                                        By:  /s/ Robert W. Moore
                                        Robert W. Moore, President


Date: January 13, 1997